Elaina Ditillo
Counsel
Empower Annuity Insurance Company
280 Trumbull Street
Hartford, CT 06103

April 9, 2025

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	EAIC Variable Contract Account A (File No. 811-21988)

Empower Retirement Security Annuity III (File No. 333-170345)

Dear Commissioners:

On behalf of Empower Annuity Insurance Company (“Empower”) and the EAIC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Securities and Exchange Commission (the “Commission”) by the underlying mutual funds or portfolios, as applicable, within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the portfolio specified below:

Investment Company	1940 Act Registration No.
Prudential Investment Portfolios 5	811-09439

If you have any questions regarding this filing, please contact me at Elaina.Ditillo@empower.com.

Sincerely,

/s/ Elaina Ditillo
Elaina Ditillo
Counsel